UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2007

                           PORTEC RAIL PRODUCTS, INC.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

        West Virginia                 0-50543                  55-0755271
----------------------------    ---------------------      -------------------
(State or Other Jurisdiction    (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)


900 Old Freeport Road, Pittsburgh, Pennsylvania                  15238
-------------------------------------------------                -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

     (a) Portec Rail Products, Inc. (the "Registrant") has engaged Arnett & Foster, Certified Public Accountants, PLLC ("Arnett & Foster") as its new independent registered public accounting firm, effective August 9, 2007. The Registrant continued its relationship with BKD, LLP ("BKD") as its independent registered public accounting firm through the preparation and filing on August 7, 2007 of the Registrant's Form 10-Q for the quarter period ended June 30, 2007. On August 10, 2007, the Registrant notified BKD that it was terminating BKD as principal accountants.

     BKD's reports on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Arnett & Foster has been engaged to audit the consolidated financial statements of the Registrant as of and for the year ending December 31, 2007. The engagement of Arnett & Foster was approved by the Registrant's Audit Committee.

     In connection with the audits of the two fiscal years ended December 31, 2006 and the subsequent interim period through the date of this Report, there were (1) no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BKD, would have caused them to make reference to the subject matter of the disagreements in connection with their opinion and (2) no reportable events.

     The Registrant has provided BKD with a copy of the disclosures contained in this Report, which was received by BKD on August 10, 2007. The Registrant has requested BKD to furnish the Registrant with a letter in response to Item 304(a) of Regulation S-K. Such letter is included in this Report as Exhibit 99.1.

     (b) Arnett & Foster was engaged by the Registrant on August 9, 2007 to audit the consolidated financial statements of the Registrant as of and for the year ending December 31, 2007. During the period beginning January 1, 2005 through the date of this Report, the Registrant did not consult with Arnett & Foster regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


Item 9.01.                 Financial Statements and Exhibits
                           ---------------------------------

(c) Exhibits.

      Exhibit No.        Description
      -----------        -----------

      99.1               Letter of BKD regarding change in certifying accountant

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           PORTEC RAIL PRODUCTS, INC.



DATE:  August 13, 2007        By: /s/ John N. Pesarsick
                                  --------------------------------
                                  John N. Pesarsick
                                  Chief Financial Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

Exhibit No.             Description
-----------             -----------

99.1                    Letter of BKD regarding change in certifying accountant